UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 23, 2007

AMERICAN BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	0-51500 (Commission file number)	55-0897507 (I.R.S. Employer Identification Number)
365 Broad Street, Bloomfield, New Jersey 07003 (Address of Principal Executive Offices) (973) 748-3600 (Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Next Page

ITEM 8.01   Other Events

            On May 23, 2007, the Registrant issued a press release announcing a quarterly cash dividend of $0.04 per share to stockholders of record as of June 8, 2007. This press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

            Also on May 23, 2007, the Registrant issued a press release announcing the opening of a full service branch of American Bank of New Jersey in Nutley, New Jersey. This press release is attached to this report as Exhibit 99.2, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press release dated May 23, 2007 announcing a cash dividend
	99.2	Press release dated May 23, 2007 announcing opening of new full service branch

Next Page

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Bancorp of New Jersey, Inc. (Registrant)
Date:	May 23, 2007	/s/ Eric B. Heyer Eric B. Heyer Senior Vice President and Chief Financial Officer

Next Page

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 23, 2007 announcing cash dividend

99.2	Press release dated May 23, 2007 announcing opening of new full service branch

4
NEXT PAGE